UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 24, 2004
                                                  (April 5, 2004)

                  BF Acquisition Group IV, Inc.
..................................................................
     (Exact name of registrant as specified in its charter)

        Florida                  0-26851           65-0913586
..................................................................
(State or other jurisdiction   (Commission       (IRS Employer
    of incorporation)          File Number)   Identification No.)

2501 Turk Boulevard, San Francisco, California         94118
..................................................................
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: 415-831-1974

 319 Clematis Street, Suite 812, West Palm Beach, Florida 33401
..................................................................
  (Former name or former address, if changed since last report)









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Item 4. Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants.

     On April 5, 2004, the registrant dismissed Ahearn, Jasco + Company, P.A., certified public accountants ("Ahearn") as the registrant's independent certified public accountants. The decision to change accountants was approved by the registrant's board of directors.

     Ahearn served as the registrant's auditors for its initial period from April 15, 1999 (date of incorporation) through April 30, 1999, and for the year ended April 30, 2000. The issued reports did not contain any adverse opinion, disclaimer or opinion, or modification as to uncertainty, audit scope or accounting principles. There were no disagreements between the registrant and Ahearn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the period of their engagement. Ahearn's report on the April 30, 2000 financial statements was dated May 19, 2000, and Ahearn has performed no auditing procedures subsequent to that date.

     During the period of their auditing work, and from the date of their last audit report to the date of dismissal and termination of the engagement of Ahearn, there were no disagreements with Ahearn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ahearn, would have caused Ahearn to make reference thereto in, or in connection with, their reports on financial statements for the periods ended April 30, 1999 and 2000.

     Ahearn has furnished to the registrant a letter addressed to the Securities and Exchange Commission stating whether or not Ahearn agrees with the statements made by the Company herein. A copy of such letter, dated May 24, 2004, is attached as an exhibit to this report.

(b) New independent accountants.

     On  May  6, 2004, the registrant engaged De Leon &  Company,
P.A as its new independent accountants for its fiscal years ending April 30, 2001, 2002, and 2003 and for the review of its quarterly information for the quarters ended during such fiscal year ending April 30, 2002, 2003, 2004. The registrant's board of directors approved this engagement. In the registrant's two most recent fiscal years and any subsequent interim period to the date hereof, neither the registrant, nor anyone on behalf of the registrant, has consulted with De Leon & Company, P.A. regarding either:

(i) the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither written nor oral advice was provided that was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was the subject of a "disagreement," or "event" as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.


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Item 7.  Financial Statements and Exhibits.

  16.1   Letter from Ahearn to the Commission dated May 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF ACQUISITION GROUP IV, INC.


By:/s/ William Colucci
   --------------------------------
   William Colucci, President

Dated May 24, 2004




















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